Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

RAINIER INTERNATIONAL DISCOVERY FUND
(Class A Shares – RISAX)
(Institutional Shares – RAIIX)

SUPPLEMENT DATED AUGUST 21, 2017 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2017

The Rainier International Discovery Fund (the “Acquired Rainier Fund”) was reorganized into the Rainier International Discovery Series (the “Surviving Rainier Fund”), a newly formed series of Manning & Napier Fund, Inc., effective as of August 21, 2017 (the “Reorganization”).  That means the shareholders of the Acquired Rainier Fund immediately before the Reorganization became shareholders of the Surviving Rainier Fund on that effective date.

Accordingly, shares of the Acquired Rainier Fund are no longer offered and sold.

The Board of Trustees of Rainier Investment Management Mutual Funds approved the Reorganization on March 1, 2017, subject to shareholder approval.  The shareholders of the Acquired Rainier Fund then approved the Reorganization at a special meeting of shareholders held on August 11, 2017.

Please contact the Rainier Funds at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.

August 21, 2017